UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 31, 2017
GCP APPLIED TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-37533	47-3936076
(Commission File Number)	(IRS Employer Identification No.)

62 Whittemore Avenue
Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)
(617) 876-1400
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by GCP Applied Technologies Inc. (the “Company”) on a Form 8-K filed with the SEC on May 10, 2017, Zain Mahmood, who served as the Company’s President, Specialty Business Materials and Global Operations, is leaving the Company to pursue other opportunities. In connection with Mr. Mahmood’s departure, the Company and Mr. Mahmood entered into a Separation Agreement and General Release (the “Separation Agreement”) on May 31, 2017.

Pursuant to the Separation Agreement, Mr. Mahmood will be eligible to receive compensation and benefits generally consistent with those payable upon a termination of employment without cause under the Company’s Severance Plan for Leadership Team Officers, including: (i) a severance payment in an amount equal to one times his base salary plus target bonus, payable in a single, lump sum payment; (ii) an additional payment in consideration for certain transition services, payable in a single, lump sum payment; (iii) eligibility for a prorated annual bonus in respect of the Company’s 2017 fiscal year, the amount of which will be determined based on actual performance for fiscal 2017; (iv) continued medical, dental and vision coverage for the 24-month period following his termination of employment; and (v) outplacement services for the 12-month period following his termination of employment.

In consideration for the promises and payments made by the Company under the Separation Agreement, Mr. Mahmood has agreed to a general release of claims in favor of the Company and has agreed to be bound by restrictive covenants concerning noncompetition and nonsolicitation of employees for a 12-month period following his termination of employment.

The foregoing summary description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)                                 Exhibits

Exhibit No.	Description of Exhibit
10.1	Separation Agreement and General Release dated May 31, 2017 between the Company and Zain Mahmood.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
(Registrant)

	By	/s/ John W. Kapples
John W. Kapples
Vice President and General Counsel

Dated: June 5, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Separation Agreement and General Release dated May 31, 2017 between the Company and Zain Mahmood.